EQ ADVISORS TRUSTSM

SUPPLEMENT DATED NOVEMBER 11, 2016 TO THE PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2016, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the sub-advisers of the AXA Large Cap Growth Managed Volatility Portfolio (“Portfolio”).

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Information Regarding

AXA Large Cap Growth Managed Volatility Portfolio

Effective on or about December 9, 2016, information in the section of the Prospectus entitled “AXA Large Cap Growth Managed Volatility Portfolio – Class IA, IB and K Shares – Who Manages the Portfolio – Sub-Adviser: Wells Capital Management Inc. (“Wells Capital Management”)” is deleted in its entirety and replaced with the following information:

Sub-Adviser: HS Management Partners, LLC (“HSMP”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Harry Segalas	Managing Partner and Chief Investment Officer of HSMP	December, 2016

Sub-Adviser: Polen Capital Management, LLC (“Polen”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dan Davidowitz	Portfolio Manager and Chief Investment Officer of Polen	December, 2016
Damon Ficklin	Portfolio Manager and Analyst of Polen	December, 2016

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Effective on or about December 9, 2016, information in the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers” regarding Wells Capital Management is hereby is deleted in its entirety.

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Effective on or about December 9, 2016, the following information is added to the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers”:

HS Management Partners, LLC (“HSMP”), 640 Fifth Avenue, New York, NY 10019, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the AXA Large Cap Growth Managed Volatility Portfolio. HSMP is a 100% employee owned investment manager and was founded in 2007. As of June 30, 2016, HSMP had approximately $3 billion in assets under management.

Harry Segalas, Portfolio Manager and Managing Partner of HSMP. Harry Segalas founded the firm in 2007. Prior to that, he served as Chairman, CEO, and Chief Investment Officer of W.P. Stewart & Co., Inc. Mr. Segalas has over 33 years of financial industry experience.

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Polen Capital Management, LLC (“Polen”), 1825 NW Corporate Boulevard, Suite 300, Boca Raton, FL 33431, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the AXA Large Cap Growth Managed Volatility Portfolio. Polen is a registered investment adviser that was founded in 1979. In addition to serving as the Sub-Adviser to the Portfolio, Polen provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of September 30, 2016, Polen had approximately $10.3 billion in assets under management.

Dan Davidowitz, Portfolio Manager Chief Investment Officer at Polen. Mr. Davidowitz joined Polen in 2005. Prior to joining Polen, he worked at Osprey Partners Investment Management as a Vice President and Research Analyst.

Damon Fickin, Portfolio Manager and Analyst at Polen. Mr. Ficklin joined Polen in 2003. Prior to joining Polen, Mr. Ficklin spent one year as an equity analyst at Morningstar. Prior to that, he spent four years as a tax consultant at PricewaterhouseCoopers.

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